UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2021

MADISON SQUARE GARDEN ENTERTAINMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39245	84-3755666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, New York	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MSGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 9, 2021, Madison Square Garden Entertainment Corp., a Delaware corporation (“MSG Entertainment”), completed its previously announced acquisition of MSG Networks Inc., a Delaware corporation (“MSG Networks”), pursuant to that certain Agreement and Plan of Merger, dated as of March 25, 2021 (the “Merger Agreement”), among MSG Entertainment, Broadway Sub Inc., a Delaware corporation and a wholly-owned subsidiary of MSG Entertainment (“Merger Sub”), and MSG Networks. On July 9, 2021, Merger Sub merged with and into MSG Networks (the “Merger”), with MSG Networks surviving and continuing as the surviving corporation in the Merger as a wholly-owned subsidiary of MSG Entertainment.

At 7:51 a.m. on July 9, 2021, the effective time of the Merger (the “Effective Time”), (i) each share of Class A common stock, par value $0.01 per share, of MSG Networks (“MSGN Class A Common Stock”) issued and outstanding immediately prior to the Effective Time was automatically converted into the right to receive a number of shares of Class A common stock, par value $0.01 per share, of MSG Entertainment (“MSGE Class A Common Stock”) such that each holder of record of shares of MSGN Class A Common Stock has the right to receive, in the aggregate, a number of shares of MSGE Class A Common Stock equal to the total number of shares of MSGN Class A Common Stock held of record immediately prior to the Effective Time multiplied by 0.172, with such product rounded up to the next whole share and (ii) each share of Class B common stock, par value $0.01 per share, of MSG Networks (“MSGN Class B Common Stock” and, together with MSGN Class A Common Stock, “MSGN Common Stock”) issued and outstanding immediately prior to the Effective Time was automatically converted into the right to receive a number of shares of Class B common stock, par value $0.01 per share, of MSG Entertainment (“MSGE Class B Common Stock” and, together with MSGE Class A Common Stock, “MSGE Common Stock”) such that each holder of record of shares of MSGN Class B Common Stock has the right to receive, in the aggregate, a number of shares of MSGE Class B Common Stock equal to the total number of shares of MSGN Class B Common Stock held of record immediately prior to the Effective Time multiplied by 0.172, with such product rounded up to the next whole share, in each case except for Excluded Shares (as defined in the Merger Agreement).

Each outstanding and unexercised stock option to purchase MSGN Class A Common Stock (a “MSGN Stock Option”), whether vested or unvested, that was outstanding and unexercised immediately prior to the Effective Time was assumed by MSG Entertainment and converted into a stock option to purchase MSGE Common Stock (a “MSGE Stock Option”), evidencing the right to purchase (i) such number of shares of MSGE Common Stock (rounded down to the nearest whole share) equal to the product obtained by multiplying (A) the total number of shares of MSGN Class A Common Stock subject to such MSGN Stock Option immediately prior to the Effective Time by (B) 0.172, (ii) at a per-share exercise price (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (A) the exercise price per share of MSGN Class A Common Stock at which such MSGN Stock Option was exercisable immediately prior to the Effective Time by (B) 0.172; provided that for each such MSGN Stock Option subject to performance vesting conditions that was outstanding on the date of the Merger Agreement and that remained outstanding at the Effective Time, (x) the number of shares of MSGN Class A Common Stock used in clause (i) (A) of this sentence is equal to the number of shares of MSGN Class A Common Stock that would be subject to such MSGN Stock Option assuming the performance conditions applicable thereto were achieved at 100% of target and (y) each such MSGN Stock Option shall convert to an MSGE Stock Option with time-based vesting conditions for the remainder of the applicable performance period. Except as set forth in this paragraph, each MSGE Stock Option is otherwise subject to the same terms, conditions and vesting requirements as were applicable to the MSGN Stock Option immediately prior to the Effective Time.

Each restricted stock unit award corresponding to shares of MSGN Class A Common Stock, which award is subject to restrictions on vesting or settlement based on performance and/or continuing service (a “MSGN RSU”), whether vested or unvested, that was outstanding immediately prior to the Effective Time was assumed by MSG Entertainment and converted into a restricted stock unit award corresponding to shares of MSGE Common Stock, which award is subject to restrictions on vesting or settlement based on performance and/or continuing service (a “MSGE RSU”). The number of MSGE RSUs received in exchange for each MSGN RSU was determined by multiplying (i) the total number of shares of MSGN Class A Common Stock subject to such MSGN RSU immediately prior to the Effective Time by (ii) 0.172; provided that for each MSGN RSU subject to performance vesting conditions that was outstanding on the date of the Merger Agreement and that remained outstanding at the Effective Time, (x) the number of shares of MSGN Class A Common Stock used in clause (i) of this sentence shall be equal to the number of shares of MSGN Class A Common Stock that would be subject to such MSGN RSU assuming the performance conditions applicable thereto were achieved at 100% of target and (y) each such MSGN RSU converted to an MSGE RSU with time-based vesting conditions for the remainder of the applicable performance period. Except as set forth in this paragraph, each MSGE RSU is otherwise subject to the same terms, conditions and vesting requirements as were applicable to the MSGN RSU immediately prior to the Effective Time.

The issuance of shares of MSGE Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to MSG Entertainment’s registration statement on Form S-4 (File No. 333-255859) (the “Registration Statement”), declared effective by the Securities and Exchange Commission (the “SEC”) on June 4, 2021. The joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) included in the Registration Statement contains additional information about the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which was included as Annex A to the Joint Proxy Statement/Prospectus, and which was filed as Exhibit 2.1 to MSG Entertainment’s Current Report on Form 8-K filed on March 26, 2021. The Merger Agreement is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement and MSG Entertainment’s Amended and Restated Certificate of Incorporation (the “MSG Charter”) and Amended By-laws, effective as of the Effective Time on July 9, 2021, the Board of Directors of MSG Entertainment (the “Board”) increased the size of the Board by one member and appointed Joel Litvin, a former director of MSG Networks appointed by the holders of MSGN Class A Common Stock, to fill the newly created vacancy and serve as a member of the Board elected by the holders of MSGE Class A Common Stock.

By virtue of the Merger, the employment agreements between MSG Networks and the individuals who served as the named executive officers of MSG Networks will continue to apply following the Merger. As discussed in the Joint Proxy Statement/Prospectus, the consummation of the Merger was not a change in control under any plans or agreements of MSG Networks to which its named executive officers are party, and any severance benefits under those individuals’ agreements are payable only upon a qualifying termination of employment. James L. Dolan, the Executive Chairman and Chief Executive Officer of MSG Entertainment, also served as Executive Chairman of MSG Networks and is party to an employment agreement with MSG Networks, which was effective July 1, 2020 and remains in effect. Mr. Dolan’s employment agreement with MSG Networks is scheduled to expire on June 30, 2024 and has terms substantially similar to the initial terms of his employment agreement with MSG Entertainment, except that the agreement with MSG Networks, provides an annual base salary of not less than $1,250,000, an annual target bonus opportunity equal to not less than 200% of his base salary, and eligibility to participate in long-term incentive programs with an annual target value expected to be not less than $4,050,000.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 8, 2021, MSG Entertainment held a special meeting of stockholders (the “Special Meeting”) to vote upon the proposals set forth in the joint proxy statement/prospectus of MSG Entertainment and MSG Networks, filed with the SEC on June 4, 2021, to (1) authorize the issuance of MSGE Common Stock as merger consideration to the stockholders of MSG Networks (the “Share Issuance Proposal”) pursuant to the Merger Agreement and (2) adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Share Issuance Proposal (the “Adjournment Proposal”).

As of the close of business on June 14, 2021, the record date for the Special Meeting, there were 19,618,324 shares of MSGE Class A Common Stock and 4,529,517 shares of MSGE Class B Common Stock issued and outstanding and entitled to vote at the Special Meeting. 14,313,414 shares of MSGE Class A Common Stock and 4,529,517 shares of MSGE Class B Common Stock were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting. In accordance with the MSGE Charter, the holders of MSGE Class A Common Stock have one vote per share and the holders of MSGE Class B Common Stock have ten votes per share.

The Share Issuance Proposal and the Adjournment Proposal were approved, although no adjournment was needed in light of the Share Issuance Proposal approval. The voting results for the Share Issuance Proposal, including the votes for, the percentage of votes for, the votes against, and any abstentions or broker non-votes, are described below.

Proposal 1 – Approval of the Share Issuance Proposal:

Votes For	Percentage For	Votes Against	Abstentions	Broker Non-Votes
58,870,315	98.8%	684,039	54,230	0

For purposes of the separate vote of the MSGE Class B Common Stock required under the MSGE Charter in connection with the issuance of MSGE Class B Common Stock, all shares of MSGE Class B Common Stock voted in favor the Share Issuance Proposal.

Item 7.01	Regulation FD Disclosure.

On July 9, 2021, MSG Entertainment issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of MSG Entertainment under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements.

The audited consolidated balance sheets of MSG Networks as of June 30, 2020 and June 30, 2019 and the consolidated statements of operations, consolidated statements of cash flows, consolidated statements of comprehensive income and consolidated statements of stockholders’ deficiency of MSG Networks for the years ended June 30, 2020, 2019 and 2018, and the notes related thereto, are incorporated by reference as Exhibit 99.2 hereto and are incorporated by reference into this Item 9.01(a).

The Report of Independent Registered Public Accounting Firm, issued by KPMG LLP, dated August 13, 2020, relating to the consolidated financial statements of MSG Networks is incorporated by reference as Exhibit 99.3 hereto and is incorporated by reference into this Item 9.01(a).

The unaudited consolidated balance sheet of MSG Networks as of March 31, 2021 and the consolidated statement of operations, consolidated statement of cash flows, consolidated statement of comprehensive income and consolidated statement of stockholders’ deficiency of MSG Networks for the nine months ended March 31, 2021, and the notes related thereto, are incorporated by reference as Exhibit 99.4 hereto and are incorporated by reference into this Item 9.01(a).

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed statement of operations for the years ended June 30, 2020, June 30, 2019, June 30, 2018 and the nine months ended March 31, 2021 give effect to the Merger as if it had been consummated on July 1, 2017. The unaudited pro forma condensed combined balance sheet as of March 31, 2021 has been prepared to give effect to the Merger as if it had been consummated on March 31, 2021. The pro forma financial information and the related notes thereto, required to be filed under Item 9.01 of this Current Report on Form 8-K, were previously filed in the Joint Proxy Statement/Prospectus under the caption “Unaudited Pro Forma Condensed Combined Financial Information” and are incorporated by reference as Exhibit 99.5 hereto and are incorporated by reference into this Item 9.01(b).

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of March 25, 2021, by and among MSG Entertainment, Merger Sub and MSG Networks (incorporated by reference to Exhibit 2.1 to MSG Entertainment’s Current Report on Form 8-K filed on March 26, 2021).

23.1	Consent of KPMG LLP.

99.1	Press release, dated July 9, 2021, issued by MSG Entertainment.

99.2	The audited consolidated balance sheets of MSG Networks, as of June 30, 2020 and June 30, 2019, and the consolidated statements of operations, consolidated statements of cash flows, consolidated statements of comprehensive income and consolidated statements of stockholders’ deficiency of MSG Networks, for the years ended June 30, 2020, 2019 and 2018, and the notes related thereto (incorporated by reference to Part II. Item 8 of MSG Networks’ Form 10-K filed with the SEC on August 13, 2020 (the “2020 Form 10-K”)).

99.3	The Report of Independent Registered Public Accounting Firm, issued by KPMG LLP, dated August 13, 2020, relating to the consolidated financial statements of MSG Networks (incorporated by reference to Part II. Item 8 of the 2020 Form 10-K).

99.4	The unaudited consolidated balance sheet of MSG Networks as of March 31, 2021 and the consolidated statement of operations, consolidated statement of cash flows, consolidated statement of comprehensive income and consolidated statement of stockholders’ deficiency of MSG Networks for the nine months ended March 31, 2021, and the notes related thereto (incorporated by reference to Part I. Item I of MSG Networks’ Form 10-Q filed with the SEC on May 7, 2021).

99.5	The unaudited pro forma condensed statement of operations, for the years ended June 30, 2020, June 30, 2019, June 30, 2018 and the nine months ended March 31, 2021, and the unaudited pro forma condensed combined balance sheet as of March 31, 2021 (incorporated by reference to the information under the caption “Unaudited Pro Forma Condensed Combined Financial Information” of Amendment No. 1 to the Form S-4 of MSG Entertainment (SEC File No. 333-255859) filed on June 2, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN ENTERTAINMENT CORP.
(Registrant)

By:	/s/ Andrew Lustgarten
Name:	Andrew Lustgarten
Title:	President

Dated: July 9, 2021